UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

August 4, 2004 (August 3, 2004)

MYOGEN, INC.

(Exact name of registrant as specified in its charter)

000-50438

(Commission File Number)

Delaware (State or other jurisdiction of incorporation)	84-1348020 (I.R.S. Employer Identification No.)

7575 West 103rd Avenue, Suite 102
Westminster, CO 80021

(Address of principal executive offices and Zip Code)

(303) 410-6666

Registrant’s telephone number, including area code

Item 5. Other Events.

On August 3, 2004, Myogen, Inc. announced that the United States Food and Drug Administration (FDA) has granted orphan drug designation to ambrisentan for the treatment of pulmonary arterial hypertension (PAH). The press release announcing the designation is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information And Exhibits

     (c) Exhibits

     99.1 Press Release, dated August 3, 2004, entitled “U.S. FDA Grants Orphan Drug Designation for Ambrisentan.”

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated August 4, 2004

MYOGEN, INC.
By:	/s/ J. William Freytag
J. William Freytag
Its:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated August 3, 2004, entitled “U.S. FDA Grants Orphan Drug Designation for Ambrisentan.”